FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  October 8, 1997



                        ANGELES INCOME PROPERTIES LTD. 6
             (Exact name of registrant as specified in its charter)



           California                  0-16210               95-4106139
    (State or other jurisdiction    (Commission           (I.R.S. Employer
        of incorporation or          File Number)          Identification
           organization)                                      Number)



    One Insignia Financial Plaza
        Post Office Box 1089
      Greenville, South Carolina                                29602
(Address of Principal Executive Office)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On October 8, 1997, Angeles Income Properties Ltd. 6, a California limited partnership (the "Partnership"), sold LaSalle Warehouse, located in Las Vegas, Nevada to an unaffiliated party, Paul Callister. The General Partner believed it was in the best interest of the Partnership to sell the property. The sales price of the property was $1,300,000.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


(c)        Exhibits


           See Exhibit Index contained herein.

                                 EXHIBIT INDEX


EXHIBIT NO.                                     DESCRIPTION

   10.18 CONTRACT OF SALE executed October 8, 1997, by and between ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership and PAUL CALLISTER.

   10.19 ASSIGNMENT AND ASSUMPTION OF LEASES regarding the sale of LaSalle Warehouse.

   10.20 BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT regarding the sale of LaSalle Warehouse.


                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          ANGELES INCOME PROPERTIES, LTD. 6

                          By:   Angeles Realty Corporation II
                                General Partner



                          By:   /s/ Carroll D. Vinson
                                Carroll D. Vinson
                                President


                          Date: October 23, 1997